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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                      October 5, 2000 (September 29, 2000)
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                            LIFEPOINT HOSPITALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                      0-29818                        52-2165845
 --------------                ---------------                ---------------
(State or Other               (Commission File               (I.R.S. Employer
Jurisdiction of                    Number)                    Identification
Incorporation)                                                    Number)

                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                    ----------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
                    ----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5.      OTHER EVENTS.

             On September 29, 2000, LifePoint Hospitals, Inc. announced that it had signed a definitive agreement to sell the assets of 63-bed Springhill Medical Center in Springhill, Louisiana to Springhill Medical Services, Inc., a local healthcare provider in Springhill. The transaction is expected to be completed during the month of October, subject to certain conditions and regulatory approvals. The terms of the transaction have not been disclosed and will remain confidential.

             A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)   Financial statements of businesses acquired.

                          None required

             (b)   Pro forma financial information.

                          None required

             (c)   Exhibits.

                   99 Copy of press release issued by the Company on September 29, 2000.








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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LIFEPOINT HOSPITALS, INC.

                                         By: /s/ William F. Carpenter III
                                            --------------------------------
                                              William F. Carpenter III
                                              Senior Vice President and
                                              General Counsel

Date:  October 5, 2000








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                                  EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
-------       -----------------------
  99          Copy of press release issued by the Company on September 29, 2000.













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